Exhibit (O) under Form N-1A
                                          Exhibit (24) under Item 601/Reg. S-K


                              POWER OF ATTORNEY


      Each person whose signature appears below hereby constitutes and appoints the Secretary and Assistant Secretaries of FEDERATED MANAGED POOL SERIES and each of them, their true and lawful attorneys-in-fact and agents, with full power of substitution and re-substitution for them and in their names, place and stead, in any and all capacities, to sign any and all documents to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940, by means of the Securities and Exchange Commission's electronic disclosure system known as EDGAR; and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to sign and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as each of them might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.


SIGNATURES                          TITLE                                 DATE
----------                          -----                                 ----







/S/ John F. Donahue                 Chairman and Trustee       October 6, 2005
---------------------------------
John F. Donahue




                                    President and Trustee
---------------------------------
J. Christopher Donahue              (Principal Executive Officer)




                                    Treasurer
---------------------------------
Richard J. Thomas                   (Principal Financial Officer)




                                    Trustee
Thomas G. Bigley





                                       Trustee
---------------------------------
John T. Conroy, Jr.




                                       Trustee
Nicholas P. Constantakis




                                       Trustee
John F. Cunningham




                                       Trustee
---------------------------------
Lawrence D. Ellis, M.D.




                                       Trustee
Peter E. Madden




                                       Trustee
---------------------------------
Charles F. Mansfield, Jr.




                                       Trustee
---------------------------------
John E. Murray, Jr.




                                 Page 2 of 3

                                       Trustee
Marjorie P. Smuts




                                       Trustee
John S. Walsh













Sworn to and subscribed before me this 6th day of October, 2005.




-----------------------------------------------------












                                 Page 3 of 3

                              POWER OF ATTORNEY
      Each person whose signature appears below hereby constitutes and appoints the Secretary and Assistant Secretaries of FEDERATED MANAGED POOL SERIES and each of them, their true and lawful attorneys-in-fact and agents, with full power of substitution and re-substitution for them and in their names, place and stead, in any and all capacities, to sign any and all documents to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940, by means of the Securities and Exchange Commission's electronic disclosure system known as EDGAR; and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to sign and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as each of them might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.
SIGNATURES                          TITLE                                 DATE
----------                          -----                                 ----







                                    Chairman and Trustee
John F. Donahue




/S/ J. Christopher Donahue          President and Trustee      October 6, 2005
---------------------------------
J. Christopher Donahue              (Principal Executive Officer)




                                    Treasurer
---------------------------------
Richard J. Thomas                   (Principal Financial Officer)




                                    Trustee
Thomas G. Bigley





                                       Trustee
---------------------------------
John T. Conroy, Jr.




                                       Trustee
Nicholas P. Constantakis




                                       Trustee
John F. Cunningham




                                       Trustee
---------------------------------
Lawrence D. Ellis, M.D.




                                       Trustee
Peter E. Madden




                                       Trustee
---------------------------------
Charles F. Mansfield, Jr.




                                       Trustee
---------------------------------
John E. Murray, Jr.




                                 Page 2 of 3

                                       Trustee
Marjorie P. Smuts




                                       Trustee
John S. Walsh













Sworn to and subscribed before me this 6th day of October, 2005.




-----------------------------------------------------












                                 Page 3 of 3


                              POWER OF ATTORNEY

      Each person whose signature appears below hereby constitutes and appoints the Secretary and Assistant Secretaries of FEDERATED MANAGED POOL SERIES and each of them, their true and lawful attorneys-in-fact and agents, with full power of substitution and re-substitution for them and in their names, place and stead, in any and all capacities, to sign any and all documents to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940, by means of the Securities and Exchange Commission's electronic disclosure system known as EDGAR; and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to sign and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as each of them might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

SIGNATURES                          TITLE                                 DATE
----------                          -----                                 ----







                                    Chairman and Trustee
John F. Donahue




                                    President and Trustee
---------------------------------
J. Christopher Donahue              (Principal Executive Officer)




/S/ Richard J. Thomas               Treasurer                  October 6, 2005
---------------------------------
Richard J. Thomas                   (Principal Financial Officer)




                                    Trustee
Thomas G. Bigley





                                       Trustee
---------------------------------
John T. Conroy, Jr.




                                       Trustee
Nicholas P. Constantakis




                                       Trustee
John F. Cunningham




                                       Trustee
---------------------------------
Lawrence D. Ellis, M.D.




                                       Trustee
Peter E. Madden




                                       Trustee
---------------------------------
Charles F. Mansfield, Jr.




                                       Trustee
---------------------------------
John E. Murray, Jr.




                                 Page 2 of 3

                                       Trustee
Marjorie P. Smuts




                                       Trustee
John S. Walsh













Sworn to and subscribed before me this 6th day of October, 2005.




-----------------------------------------------------












                                 Page 3 of 3


                              POWER OF ATTORNEY

      Each person whose signature appears below hereby constitutes and appoints the Secretary and Assistant Secretaries of FEDERATED MANAGED POOL SERIES and each of them, their true and lawful attorneys-in-fact and agents, with full power of substitution and re-substitution for them and in their names, place and stead, in any and all capacities, to sign any and all documents to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940, by means of the Securities and Exchange Commission's electronic disclosure system known as EDGAR; and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to sign and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as each of them might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

SIGNATURES                          TITLE                                 DATE
----------                          -----                                 ----







                                    Chairman and Trustee
John F. Donahue




                                    President and Trustee
---------------------------------
J. Christopher Donahue              (Principal Executive Officer)




                                    Treasurer
---------------------------------
Richard J. Thomas                   (Principal Financial Officer)




/S/ Thomas G. Bigley                Trustee                    October 6, 2005
---------------------------------
Thomas G. Bigley





                                       Trustee
---------------------------------
John T. Conroy, Jr.




                                       Trustee
Nicholas P. Constantakis




                                       Trustee
John F. Cunningham




                                       Trustee
---------------------------------
Lawrence D. Ellis, M.D.




                                       Trustee
Peter E. Madden




                                       Trustee
---------------------------------
Charles F. Mansfield, Jr.




                                       Trustee
---------------------------------
John E. Murray, Jr.




                                 Page 2 of 3

                                       Trustee
Marjorie P. Smuts




                                       Trustee
John S. Walsh













Sworn to and subscribed before me this 6th day of October, 2005.




-----------------------------------------------------












                                 Page 3 of 3


                              POWER OF ATTORNEY

      Each person whose signature appears below hereby constitutes and appoints the Secretary and Assistant Secretaries of FEDERATED MANAGED POOL SERIES and each of them, their true and lawful attorneys-in-fact and agents, with full power of substitution and re-substitution for them and in their names, place and stead, in any and all capacities, to sign any and all documents to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940, by means of the Securities and Exchange Commission's electronic disclosure system known as EDGAR; and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to sign and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as each of them might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

SIGNATURES                          TITLE                                 DATE
----------                          -----                                 ----







                                    Chairman and Trustee
John F. Donahue




                                    President and Trustee
---------------------------------
J. Christopher Donahue              (Principal Executive Officer)




                                    Treasurer
---------------------------------
Richard J. Thomas                   (Principal Financial Officer)




                                    Trustee
Thomas G. Bigley





/S/ John T. Conroy, Jr.                Trustee                 October 6, 2005
---------------------------------
John T. Conroy, Jr.




/S/ Nicholas P. Constantakis           Trustee                 October 6, 2005
---------------------------------
Nicholas P. Constantakis




/S/ John F. Cunningham                 Trustee                 October 6, 2005
---------------------------------
John F. Cunningham




/S/ Lawrence D. Ellis, M.D.            Trustee                 October 6, 2005
---------------------------------
Lawrence D. Ellis, M.D.




/S/ Peter E. Madden                    Trustee                 October 6, 2005
---------------------------------
Peter E. Madden




/S/ Charles F. Mansfield, Jr.          Trustee                 October 6, 2005
---------------------------------
Charles F. Mansfield, Jr.




/S/ John E. Murray, Jr.                Trustee                 October 6, 2005
---------------------------------
John E. Murray, Jr.




                                 Page 2 of 3

/S/ Marjorie P. Smuts                  Trustee                 October 6, 2005
---------------------------------
Marjorie P. Smuts




/S/ John S. Walsh                      Trustee                 October 6, 2005
---------------------------------
John S. Walsh













Sworn to and subscribed before me this 6th day of October, 2005.




-----------------------------------------------------












                                 Page 3 of 3